Exhibit 10.2

THIS NOTE WAS ISSUED IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING THE TRANSFER OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

SENIOR SECURED PROMISSORY NOTE

AMOUNT $[Amount]	NOTE DATE January 12, 2023	MATURITY DATE January 12, 2024
1.
On or before the Maturity Date set forth above, or such later date as may be specified in the Purchase Agreement (as defined below) (the “Maturity Date”), FOR VALUE RECEIVED, the undersigned, Neptune Wellness Solutions Inc., a corporation incorporated under the Business Corporations Act (Québec) and domiciled in Canada (“Company”), promises to pay [Purchaser] (“Purchaser”), or its registered assigns (the “Holder”), the principal sum of [Amount], or so much of said sum as has been advanced and is then outstanding under this Note, together with interest thereon from time to time as provided herein.
2.
Purchase Agreement. This Note is issued by the Company, on the date hereof, pursuant to that certain Note Purchase Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), dated as of the date hereof, by and among the Company, the Purchaser and the other persons from time to time party thereto, and is subject to the terms thereof. The Holder is entitled to the benefits of this Note and the Purchase Agreement, as the Purchase Agreement relates to this Note, and may enforce the agreements of the Company contained herein and therein and exercise the remedies provided for hereby and thereby or otherwise available in respect hereto and thereto. Capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Purchase Agreement.
3.
Interest. The Company promises to pay interest on the sum of the principal amount of this Note at the aggregate rates and in the manner and times set forth in the Purchase Agreement.
4.
Prepayment. The Company may prepay the outstanding principal amount of this Note as set forth in the Purchase Agreement.
5.
Amendment. Amendments and modifications of this Note may be made only in the manner provided in the Purchase Agreement.
6.
Suits for Enforcement.
a.
Subject to the terms and conditions of the Purchase Agreement, upon the occurrence and during the continuation of any one or more Events of Default, the Holder of this Note may proceed to protect and enforce its rights hereunder by suit in equity, action at law or by other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Note or in any other Note Document or in aid of the exercise of any power granted in this Note or any other Note Document, or may proceed to enforce the payment of this Note, or to enforce any other legal or equitable right of the

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Holder of this Note.
b.
The Company shall pay all costs of enforcement of this Note to the extent and in the manner set forth in the Purchase Agreement.
7.
Remedies Cumulative. No remedy conferred upon the Holder herein or in any other Note Document is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder, under the Note Documents or now or hereafter existing at law or in equity or by statute or otherwise.
8.
Transfer.
a.
This Note may be transferred or assigned, in whole or in part, by the Holder at any time subject to the limitations set forth in the Purchase Agreement and herein. The term “Holder” as used herein shall also include any transferee of this Note whose name has been recorded by the Issuer in the Note Register (as defined below). Each transferee of this Note acknowledges that this Note has not been registered under the Securities Act, and may be transferred only pursuant to an effective registration under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act.
b.
The Company shall maintain a register (the “Note Register”) in its principal office for the purpose of registering this Note and any transfer or partial transfer thereof, which register shall reflect and identify, at all times, the ownership of record of any interest in this Note. Upon the issuance of this Note, the Company shall record the name and address of Purchaser in the Note Register as the first Holder. Upon the surrender for registration of transfer or exchange of this Note as permitted under the Purchase Agreement at the principal office of the Company, the Company shall, at its expense, execute and deliver one or more new Notes of like tenor and of a like aggregate principal amount, registered in the name of the Holder or a transferee or transferees. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by written instrument of transfer duly executed by the Holder of such Note or the Holder’s attorney duly authorized in writing.
9.
Replacement of Note. On receipt by the Company of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Note (and in the case of any such mutilation, on surrender and cancellation of such Note), the Company will promptly execute and deliver, in lieu thereof, a new Note of like tenor; provided, however, the Holder must provide a reasonable indemnity agreement in connection with any such replacement.
10.
Covenants Bind Successors and Assigns. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.
11.
Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery at the addresses specified in Section 13.2 of the Purchase Agreement.
12.
GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.
13.
Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.
14.
Headings. The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

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Exhibit 10.2

This Senior Secured Promissory Note is dated and shall be effective as of the date set forth above.

NEPTUNE WELLNESS SOLUTIONS INC., as the Company

By: /s/ Raymond Silcock

Name: Raymond Silcock

Title: Chief Financial Officer

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Schedule of Material Differences

Name of Purchaser	Amount
CCUR Holdings, Inc.	484,500
Symbolic Logic, Inc.	365,500